Exhibit 99.2

Zimmer Biomet:

Media Kristen Cardillo 925-786-4913 kristen.cardillo@zimmerbiomet.com Kirsten Fallon 781-779-5561 kirsten.fallon@zimmerbiomet.com	Investors David DeMartino 646-531-6115 david.demartino@zimmerbiomet.com Zach Weiner 908-591-6955 zach.weiner@zimmerbiomet.com

Monogram Technologies:

Media and Investors: Chris Tyson MZ North America Direct 949-4791-8235 MGRM@mzgroup.us

Zimmer Biomet Announces Definitive Agreement to Acquire Monogram

Technologies, Expanding Robotics Suite with Autonomous Solutions

Proposed transaction creates the broadest, most flexible portfolio of orthopedic robotics and navigation technologies to meet surgeons’ needs

Acquisition expected to be neutral to adjusted earnings per share in 2025 – 2027 and accretive thereafter and to contribute to revenue growth beginning in 2027

(WARSAW, Indiana and AUSTIN, Texas) July 14, 2025 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH), a global medical technology leader, and Monogram Technologies Inc. (NASDAQ: MGRM), an orthopedic robotics company, today announced they have entered into a definitive agreement for Zimmer Biomet to acquire all outstanding shares of stock of Monogram for an upfront payment of $4.04 per share in cash, corresponding to an equity value of approximately $177 million and an enterprise value of approximately $168 million. Monogram common stockholders will also receive a non-tradeable contingent value right (CVR) entitling the holder to receive up to $12.37 per share of common stock in cash if certain product development, regulatory and revenue milestones are achieved through 2030.

The respective boards of directors of Zimmer Biomet and Monogram have unanimously approved the proposed transaction.

Monogram’s semi- and fully autonomous robotic technologies are expected to add new and differentiated capabilities to expand Zimmer Biomet’s flagship ROSA® Robotics platform and broad suite of navigation and enabling technologies. Monogram has developed a CT-based, semi-autonomous, AI-navigated total knee arthroplasty (TKA) robotic technology, which received FDA 510(k) clearance in March 2025 and is expected to be commercialized with Zimmer Biomet implants in early 2027. Additionally, Monogram is developing a fully autonomous version of the technology with the potential to significantly increase safety, efficiency and outcomes, as well as additional applications beyond TKA. Upon closing of the proposed transaction, Zimmer Biomet expects to have a clear pathway to become the first and only company in orthopedics to offer a fully autonomous surgical robot.

“Monogram’s technology is a major leap forward, demonstrating our commitment to becoming the boldest and broadest innovator in surgical robotics and navigation,” said Ivan Tornos, Chairman, President and Chief Executive Officer of Zimmer Biomet. “Upon closing, our customer-centric portfolio will consist of the most comprehensive and flexible technology ecosystem to support the varying preferences of a vast array of surgeons – now and into the future. With Monogram’s proprietary technology, Zimmer Biomet has the potential to become the first company to deliver fully autonomous capabilities and redefine both the standard of care and the future of orthopedic surgery.”

The proposed transaction expands Zimmer Biomet’s extensive suite of orthopedic robotics, enabling solutions and analytics to address the needs of surgeons pre-, intra- and post-operatively. Zimmer Biomet’s broad portfolio features imageless robotics through its ROSA platform; a licensed CT-based handheld robot; mixed reality navigation; AI-based surgical navigation; and a pathway to advanced semi- and fully autonomous robotics capabilities. Increasingly, Zimmer Biomet is uniquely positioned to solve for the diverse preferences of a wide range of surgeons globally and address multiple styles of surgical techniques, such as CT and non-CT; robotic and non-robotic; and manual, surgeon-centered methods or semi- or fully autonomous technologies.

The ROSA platform, which is the cornerstone of Zimmer Biomet’s robotics offering, is rapidly approaching 2,000 installations worldwide and is a market leader outside of the United States. Zimmer Biomet is committed to continuing to advance the ROSA platform and is investing in a robust R&D pipeline featuring several new product and software applications expected between now and 2027. This includes ROSA Knee with OptimiZe, which has been submitted to the FDA and 510(k) clearance is anticipated later this year, as well as ROSA Posterior Hip and the full commercial launch of ROSA Shoulder.

“Since our inception, we have been singularly focused on advancing orthopedic robotics with technology designed to safely, efficiently and accurately support surgeons with total knee arthroplasty,” said Benjamin Sexson, Chief Executive Officer of Monogram. “We are thrilled by the opportunity to add our technology to Zimmer Biomet’s leading portfolio of surgical robotics, navigation solutions and trusted implants and to benefit from their deep industry expertise and global scale.”

Zimmer Biomet plans to fund the proposed transaction through a combination of cash on the balance sheet and other available debt financing sources. Zimmer Biomet expects to maintain a strong balance sheet and to continue to support its stated capital allocation priorities.

Zimmer Biomet believes this proposed transaction and the CVR structure is compelling from both a strategic and financial standpoint. The acquisition of Monogram further strengthens Zimmer Biomet’s capabilities in robotics, one of the fastest growing segments within orthopedics. Zimmer Biomet expects the acquisition will contribute to revenue growth in 2027 and beyond by improving the Company’s robotic knee adoption in the U.S., increasing share of wallet through reaching new customers with a broader product range, and expanding the Company’s industry-leading global knee offerings.

Zimmer Biomet anticipates the acquisition will be neutral to adjusted earnings per share in 2025, 2026 and 2027, and accretive in 2028 and beyond. Additionally, the transaction is projected to generate high-single digit return on invested capital (ROIC) by year five, with an increasing contribution thereafter.

Closing of the proposed transaction is subject to receipt of required regulatory approvals, approval by Monogram’s common stockholders and other customary closing conditions, and the merger is anticipated to close later this year.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Zimmer Biomet and Hogan Lovells US LLP is serving as legal advisor.

Wells Fargo Securities, LLC is serving as exclusive financial advisor to Monogram and Duane Morris LLP is serving as legal advisor.

About Zimmer Biomet

Zimmer Biomet is a global medical technology leader with a comprehensive portfolio designed to maximize mobility and improve health. We seamlessly transform the patient experience through our innovative products and suite of integrated digital and robotic technologies that leverage data, data analytics and artificial intelligence.

With 90+ years of trusted leadership and proven expertise, Zimmer Biomet is positioned to deliver the highest quality solutions to patients and providers. Our legacy continues to come to life today through our progressive culture of evolution and innovation.

For more information about our product portfolio, our operations in 25+ countries and sales in 100+ countries or about joining our team, visit www.zimmerbiomet.com or follow on LinkedIn at www.linkedin.com/company/zimmerbiomet or X/ Twitter at www.twitter.com/zimmerbiomet.

About Monogram Technologies

Monogram Technologies (NASDAQ: MGRM) is an AI-driven robotics company focused on improving human health, with an initial focus on orthopedic surgery. The Company is developing a product solution architecture to enable patient-optimized orthopedic implants at scale by combining 3D printing, advanced machine vision, AI and next-generation robotics.

To learn more, visit www.monogramtechnologies.com.

Cautionary Statement Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Zimmer Biomet and Monogram, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “are confident that,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “would” or the negative of these terms or other comparable terms. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of Zimmer Biomet, Zimmer Biomet management, the board of directors of Monogram and Monogram management; the financial condition, results of operations and businesses of Zimmer Biomet and Monogram; the possibility that the milestones associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by Zimmer Biomet and Monogram in light of Zimmer Biomet’s and Monogram’s experience and Zimmer Biomet’s and Monogram’s perception of historical trends, current conditions and expected future developments, as well as other factors Zimmer Biomet and Monogram believe are appropriate in the circumstances. These forward-looking statements also are based on the current expectations and beliefs of the respective managements of Zimmer Biomet and Monogram and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to whether the stockholders of

Monogram will approve the proposed transaction and the possibility that the proposed transaction does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Monogram will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Monogram to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) risks relating to changing demand for Zimmer Biomet’s and Monogram’s existing products; (vii) risks relating to the achievement, in part or at all, of the revenue and other milestones necessary for the payment of any contingent value rights; (viii) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and Monogram’s ability to attract, motivate or retain key executives, employees and other associates; (ix) risks related to the proposed transaction diverting Zimmer Biomet’s and/or Monogram’s managements’ attention from the ongoing business operations of their respective business; (x) negative effects of this announcement or the consummation of the proposed transaction on the market price of Zimmer Biomet’s and/or Monogram’s common stock and on Zimmer Biomet’s and/or Monogram’s operating results; (xi) significant transaction costs; (xii) unknown liabilities; (xiii) the risk of litigation, including stockholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (xiv) (A) other risks and uncertainties discussed in Zimmer Biomet’s and Monogram’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2024 and their subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at www.sec.gov.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Zimmer Biomet and Monogram undertake no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Monogram intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Monogram’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MONOGRAM ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Monogram’s website at www.monogramtechnologies.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Monogram Technologies Inc., ATTN: Investor Relations, 3913 Todd Lane, Suite 307, Austin, TX 78744, telephone: (512) 399-2656.

Participants in the Solicitation

Zimmer Biomet and Monogram and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Monogram in connection with the proposed transaction. Information regarding Zimmer Biomet’s directors and executive officers can be found in Zimmer Biomet’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting of Stockholders, filed with the SEC on April 14, 2025 and subsequent statements of beneficial ownership on file with the SEC. Information regarding Monogram’s directors and executive officers can be found in Monogram’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 12, 2025 and subsequent statements of beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov, on Zimmer Biomet’s website at www.zimmerbiomet.com and on Monogram’s website at www.monogramtechnologies.com. Additional information regarding the interest of Monogram’s participants in the solicitation of Monogram’s stockholders, which may, in some cases, be different than those of Monogram’s stockholders generally, will be set forth in the proxy statement related to the proposed transaction described above and other relevant materials to be filed with the SEC if and when they become available.

###

8